                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant            [X]
Filed by a party other than
     the registrant                [ ]

Check the appropriate box:

[ ]      Preliminary proxy statement
[ ]      Confidential, for use of the Commission only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material under Rule 14a-12

                           PROVINCE HEALTHCARE COMPANY
                (Name of Registrant as Specified in Its Charter)


              ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:


                  -------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:


                  -------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


                  -------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:


                  -------------------------------------------------------------

         (5)      Total fee paid:


                  -------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:


                  -------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:


                  -------------------------------------------------------------

         (3)      Filing Party:


                  -------------------------------------------------------------

         (4)      Date Filed:


                  -------------------------------------------------------------

                           [PROVINCE HEALTHCARE LOGO]

                          105 WESTWOOD PLACE, SUITE 400
                               BRENTWOOD, TN 37027


                                                                  April 23, 2001


TO OUR SHAREHOLDERS:

         You are cordially invited to attend our 2001 annual meeting of shareholders, to be held on Wednesday, May 23, 2001, at 9:00 a.m. (Central Daylight Time) at The Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067. The following pages contain the formal notice of our annual meeting and proxy statement, which describe the specific business that you will consider and vote upon at the annual meeting.

         Please read the enclosed annual report to shareholders and proxy statement for our 2001 annual meeting. It is important that your shares be represented at the annual meeting. Regardless of whether you intend to attend the annual meeting, please sign, date and return the enclosed proxy card, which our board of directors is soliciting, as soon as possible in order that we may record your vote. If you attend the meeting, you may withdraw your proxy should you wish to vote in person.

                                        Sincerely,
                                        Martin S. Rash
                                        President, Chief Executive Officer and
                                        Chairman of the Board


Enclosures:
1.  Proxy Card and Business Reply Envelope
2.  2000 Annual Report


                                    IMPORTANT

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                             AND RETURN IT PROMPTLY.

                           [PROVINCE HEALTHCARE LOGO]


                          105 WESTWOOD PLACE, SUITE 400
                               BRENTWOOD, TN 37027

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2001

                                 ---------------

TO OUR SHAREHOLDERS:

         Our 2001 annual meeting of shareholders will be held on May 23, 2001, at 9:00 a.m. (Central Daylight Time) at The Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067, for the following purposes:

                  (1)      To elect six nominees as directors;

                  (2) To ratify the appointment of Ernst & Young LLP as independent auditors of our company and its subsidiaries for the 2001 fiscal year; and

                  (3) To transact such other business as may come before the annual meeting and any adjournment thereof.

         Our board of directors has fixed the close of business on April 2, 2001 as the record date for determining shareholders entitled to notice of and to vote at our annual meeting and any adjournment thereof.

                                         By order of the board of directors,
                                         Howard T. Wall, III, Esq.
                                         Secretary
Nashville, Tennessee
April 23, 2001

                                    IMPORTANT

         REGARDLESS OF WHETHER YOU INTEND TO ATTEND THE MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                           [PROVINCE HEALTHCARE LOGO]

                          105 WESTWOOD PLACE, SUITE 400
                               BRENTWOOD, TN 37027

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                                  INTRODUCTION

         We are furnishing proxy materials to you in connection with the solicitation of proxies by our board of directors, to be voted at the 2001 annual meeting of shareholders for the purposes set forth in the accompanying notice, and at any meeting following an adjournment thereof. The annual meeting will be held at The Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067, on Wednesday, May 23, 2001, at 9:00 a.m. (Central Daylight
Time). We are mailing this proxy statement and the accompanying form of proxy to our shareholders on or about April 23, 2001.

         If you properly execute, return and do not revoke the enclosed proxy, the proxy will be voted in accordance with your instructions, if any. If you do not provide instructions, your proxy will be voted (a) FOR the election as directors of the nominees listed thereon and described in this proxy statement,
(b) FOR ratification of the appointment of the firm of Ernst & Young LLP as independent auditors of our company and its subsidiaries for our company's 2001 fiscal year, and (c) in accordance with the recommendation of the board of directors on any other proposal that may come before our annual meeting.

         If anyone properly presents matters at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date that this proxy statement was printed, we did not anticipate that any other matters would be raised at the annual meeting.

         Those of you who sign proxies have the right to revoke them by written request to us at any time before they are voted. The giving of the proxy will not affect your right to attend our annual meeting and vote in person.

         Our board of directors has fixed the close of business on April 2, 2001, as the record date for determining shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof. As of the close of business on April 2, 2001, there were 50,000,000 shares of our common stock authorized for issuance, of which 31,279,720 shares were outstanding and entitled to vote at the annual meeting. Our common stock is our only outstanding voting stock.

                        PROPOSAL 1: ELECTION OF DIRECTORS

INTRODUCTION

         Our by-laws provide that our first board of directors shall consist of six directors; thereafter, the number of directors is established from time to time by resolution of the board of directors. The terms of our current directors, Martin S. Rash, Richard D. Gore, Joseph P. Nolan, A.E. Brim, David L. Steffy and Dr. Winfield C. Dunn, expire at the annual meeting.

         Our board of directors has determined that the size of the board of directors shall be set at six directors and has nominated the persons listed below for election at the 2001 annual meeting as directors to serve until our annual meeting of shareholders in 2002 or until their successors have been elected and qualified. Each of the nominees has consented to be a candidate and to serve as a director, if elected.

         In accordance with our by-laws, we elect directors by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the annual meeting of shareholders, provided a quorum is present. Our certificate of incorporation does not provide for cumulative voting, and, accordingly, the holders of our common stock do not have cumulative voting rights with respect to the election of directors. Consequently, you may cast only one vote per share of common stock you hold for each of the nominees.

         Unless your proxy specifies otherwise, the persons named in your proxy shall vote your shares for the individuals nominated by our board of directors. Should any nominee become unavailable for election, your shares will be voted for a substitute nominee selected by our current board of directors.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

NAME                                AGE           POSITION WITH COMPANY             DIRECTOR SINCE
----                                ---        ---------------------------          --------------
Martin S. Rash                      46         President, Chief Executive           February 1996
                                               Officer and Chairman of the
                                               Board
Richard D. Gore                     48         Chief Financial Officer and          December 1999
                                               Vice Chairman of the Board
Joseph P. Nolan (1)(3)              36         Director                             February 1996
A.E. Brim (3)                       70         Director                             December 1996
David L. Steffy (1)(2)              57         Director                             August 1997
Dr. Winfield C. Dunn (2)(3)         73         Director                             February 2000

------------------

(1)      Member of the Audit Committee
(2)      Member of the Compensation Committee
(3)      Member of the Compliance Committee

         Martin S. Rash has been a director of our company since February 1996. He has served as President and Chief Executive Officer of our company since December 1996 and Chairman of the Board of our company since May 1998. He was Chief Executive Officer and director of our predecessor, Principal Hospital Company from February 1996 to December 1996. From February 1994 to February 1996, he was the Chief Operating Officer of Community Health Systems, Inc., a provider of general hospital care services in non-urban areas. Mr. Rash has served as a director of Odyssey Healthcare, Inc., a provider of hospice care, since July 2000.

         Richard D. Gore has been a director of our company since December 1999. Mr. Gore has been Chief Financial Officer of our company since April 1996 and Vice Chairman of the Board of our company since December 1999. He served as Executive Vice President of our company from April 1996 through December 1999. Mr. Gore was Vice President and Controller of Quorum Health Group, Inc., a healthcare service provider, from February 1990 through April 1996.

         Joseph P. Nolan has been a director of our company since February 1996. He has been a Principal of GTCR Golder Rauner, LLC and has been a Principal of Golder, Thoma, Cressey, Rauner, Inc. ("GTCR, Inc."), which is a general partner of Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR"), since July 1996. Mr. Nolan joined GTCR, Inc. in February 1994. Mr. Nolan has served as a director of Esquire Communications Ltd., a company providing legal court reporting services, since 1996.

         A.E. Brim has been a director of our company since December 1996. Mr. Brim was Chairman of the Board and Chief Executive Officer of Brim, Inc., a hospital management company, from April 1988 through December 1996.

         David L. Steffy has been a director of our company since August 1997. Mr. Steffy co-founded Odyssey Healthcare, Inc., a company providing hospice care, in 1995 and has served as a director of Odyssey since February 1996. He co-founded Intensiva Health Care Corporation, a provider of highly specialized, acute long-term care, and served as a director for Intensiva from May 1994 to December 1998. He also co-founded Community Health Systems, Inc., a provider of general hospital care services in non-urban areas, in May 1985 and served as Vice Chairman of the Board until May 1996.

         Dr. Winfield C. Dunn has been a director of our company since February 2000. Dr. Dunn is a former governor of the State of Tennessee. Dr. Dunn served as Vice Chairman of the Board of Directors of Total eMed, Inc., a provider of web-based electronic medical transcription services, from June 1998 through September 2000. From 1993 to 1998, he served as Chairman of the Board of MedShares Management Group, Incorporated, an owner and manager of home health care agencies. Dr. Dunn has been a director of PhyCor, Inc., a physician practice management company that acquires and operates multi-specialty medical clinics and develops and manages independent practice associations, since 1988.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         During the year ended December 31, 2000, our board of directors took eight actions by unanimous written consent. In addition, the board of directors held four regular meetings during that period. Each incumbent director of our company participated in excess of 75% of the aggregate of the total number of meetings of the board of directors and committees thereof on which the director served. Our board of directors has established the three standing committees described below.

         COMPENSATION COMMITTEE

         The board of directors has appointed a compensation committee to evaluate the performance of the Company's officers, review and approve officers' compensation, formulate bonuses for the Company's management and administer the Company's stock plans. The compensation committee is comprised of Messrs. Steffy and Dunn. During the year ended December 31, 2000, the compensation committee held five meetings, and took two actions by unanimous written consent.

         COMPLIANCE COMMITTEE

         Our board of directors appointed a compliance committee in February 2000 to oversee our corporate compliance program, which focuses on all areas of regulatory compliance, including physician recruitment, reimbursement, cost reporting practices and laboratory and home health care operations. The compliance committee is comprised of Messrs. Brim, Nolan and Dunn. During the year ended December 31, 2000, the compliance committee held two meetings.

         AUDIT COMMITTEE

         Our board of directors has appointed an audit committee to assist it in fulfilling its oversight responsibilities of financial reports of our company, our company's systems of internal controls regarding finance, accounting and legal compliance and the company's finance, accounting and legal policies, procedures and practices. The primary responsibilities and duties of the audit committee are as follows:

         - Serve as an independent and objective party to monitor the financial reporting process and internal control system regarding finance, accounting and legal compliance;

         - Select and engage on behalf of the company a firm of independent auditors;

         - Review and consider the independence and performance of, and the services provided and fees charged by, the company's independent auditors;

         - Act as a liaison between the board of directors and the auditors; and

         - Perform such other duties and responsibilities as may be delegated by the board of directors from time to time.

         The audit committee operates under a written charter adopted by the board of directors of our company, a copy of which is attached as Appendix A to this proxy statement.

         The audit committee is comprised of Messrs. Steffy and Nolan, each of whom is independent as defined by the listing standards of the Nasdaq Stock Market. The audit committee held three meetings during the fiscal year ended December 31, 2000.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market. The Company intends to appoint an additional member of the Audit Committee who meets the same requirements no later than June 14, 2001, the deadline prescribed by the Nasdaq Stock Market for the appointment of a third member.

         The Company's management has primary responsibility for preparing the Company's financial statements and implementing internal controls over financial reporting. The Company's independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States.

         The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Company's Board, which is attached as Appendix A to this Proxy Statement. In fulfilling its responsibilities for fiscal year 2000, the Audit Committee:

         - Reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2000;

         - Discussed with Ernst & Young LLP the matters required to be discussed under Statement on Auditing Standards No. 61 and No. 90, and other professional standards relating to the conduct of the audit; and

         - Received the written disclosures from Ernst & Young LLP regarding Ernst & Young's independence as required by Independence Standards Board Standard No. 1, and discussed with Ernst & Young LLP their independence from the Company.

         Based on the Audit Committee's review of the audited financial statements and discussions with management and Ernst & Young LLP as described above and in reliance thereon, the Audit Committee recommended to the Company's Board that the audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                     Audit Committee


                                     Joseph P. Nolan, Chairman

                                     David L. Steffy

         The foregoing report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

DIRECTOR COMPENSATION

         Directors who are also employees of our company or its subsidiaries are not entitled to receive any fees for serving on our board of directors. Non-employee directors of our company receive an annual retainer of $25,000 and a fee of $2,500 for each committee on which such board member sits, and we reimburse them for their out-of-pocket expenses incurred in their performance of services as directors. In addition, non-employee directors of our company are eligible to participate in our 1997 Long-Term Equity Incentive Plan. Non-employee directors, however, are not eligible to participate in our employee stock purchase plan.

               PROPOSAL 2: RATIFICATION OF APPOINTMENT OF AUDITORS

         The audit committee of our board of directors has selected the firm of Ernst & Young LLP as our independent auditors for the year ended December 31, 2001, subject to ratification by our shareholders. Ernst & Young LLP has served as our independent auditors since April 1996. We anticipate that one or more representatives of Ernst & Young LLP will be present at this year's annual meeting of shareholders, and that they will have an opportunity to make a statement if they desire, and will be available to respond to your questions.

AUDIT AND NON-AUDIT FEES

         For the year ended December 31, 2000, fees for services provided by Ernst & Young LLP were as follows (dollars in thousands):

A.       Audit                                                                       $295.0
                                                                                     ------
B.       Financial Information Systems Design and Implementation                     $    0
                                                                                     ------
C.       All Other (including $145.4 for non-audit services and $705.4 for audit-related services, which include fees for employee benefit plan and statutory audits, business acquisitions, accounting consultations,
         internal audit and SEC registration statements)                             $850.8
                                                                                     ------

         The audit committee, after review and consultation with management, determined that Ernst & Young LLP's provision of non-audit services is compatible with maintaining Ernst & Young LLP's independence.

REQUIRED VOTE AND RECOMMENDATION

         In order to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ended December 31, 2001, we need the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at our annual meeting of shareholders. If the appointment is not ratified, we will refer the matter to the audit committee for further review.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION
                    OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                               EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

         The following table sets forth certain information concerning our executive officers as of April 23, 2001.

NAME                         AGE                              POSITION
----                         ---                              --------
Martin S. Rash               46     President, Chief Executive Officer and Chairman of the Board
Richard D. Gore              48     Chief Financial Officer and Vice Chairman of the Board
John M. Rutledge             43     Executive Vice President and Chief Operating Officer
James Thomas Anderson        47     Senior Vice President of Acquisitions and Development
Howard T. Wall III           42     Senior Vice President, General Counsel and Secretary
Brenda B. Rector             53     Vice President, Controller and Chief Accounting Officer

         Biographical information about Messrs. Rash and Gore can be found on pages 2 and 3 of this proxy statement.

         Mr. Rutledge has served as Chief Operating Officer of our company since December 1996 and was named Executive Vice President in December 1999. Mr. Rutledge served as Senior Vice President of our company from December 1996 to December 1999. From 1986 to October 1996, Mr. Rutledge served in several senior management positions with Community Health Systems, Inc., a provider of general hospital care services in non-urban areas, most recently serving as a Vice President and Regional Director from 1992 to October 1996.

         Mr. Anderson has served as Senior Vice President of Acquisitions and Development of our company since January 1998. From January 1994 to January 1998, Mr. Anderson served as a Vice President and Regional Director of Community Health Systems, Inc.

         Mr. Wall has served as Senior Vice President and General Counsel of our company since September 1997 and has served as Secretary since March 1998. From 1990 to September 1997, Mr. Wall was a member of Waller Lansden Dortch & Davis, PLLC, a law firm based in Nashville, Tennessee, where he chaired the health care group.

         Ms. Rector has served as Vice President and Controller of our company since October 1996. From October 1990 to October 1996, Ms. Rector served as a partner in Ernst & Young LLP's health care industry practice.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information with respect to ownership of our common stock as of April 2, 2001, by:

         - each person known by us to be the beneficial owner of more than 5% of our company's common stock;

         -        each of our directors;

         - each of our executive officers named in the summary compensation table on page 10; and

         -        all of our directors and executive officers as a group.

         To our knowledge, unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned. We are unaware of any person, other than those listed below, who beneficially owns more than 5% of the outstanding shares of common stock. Under Securities and Exchange Commission rules, the number of shares shown as beneficially owned includes shares of common stock subject to options that currently are exercisable or will be exercisable within 60 days of April 2, 2001. Shares of common stock subject to options that are currently exercisable or will be exercisable within 60 days of April 2, 2001 are considered to be outstanding for the purpose of determining the percentage of the shares held by a holder, but not for the purpose of computing the percentage held by others.

         All computations are based on 31,279,720 shares of common stock outstanding on April 2, 2001.

                         Name of                                       Number of Shares    Percent of Common Stock
       Beneficial Owner, Executive Officer or Director                Beneficially Owned      Beneficially Owned
       -----------------------------------------------                ------------------   -----------------------
AIM Management Group Inc.(1)
     11 Greenway Plaza, Suite 100
     Houston, TX 77046 .....................................               3,711,554               11.87%
Putnam Investments, LLC.(2)
     One Post Office Square
     Boston, MA 02109 ......................................               1,591,400                5.09
Martin S. Rash(3)(10) ......................................                 586,918                1.86
Joseph P. Nolan(4) .........................................                  11,383                   *
Richard D. Gore(5)(10) .....................................                  77,729                   *
John M. Rutledge(6)(10) ....................................                 269,695                   *
James T. Anderson(7)(10) ...................................                  77,232                   *
Howard T. Wall III(8)(10) ..................................                  86,928                   *
Winfield C. Dunn(10)(12) ...................................                  13,500                   *
A. E. Brim(9)
     305 N.E. 102d Ave
     Portland, OR  97020 ...................................                  55,808                   *
David L. Steffy(10)(11) ....................................                 108,343                   *
All executive officers and directors as a
     group (10 persons)(13) ................................               1,345,751                4.19

--------------

* Less than 1%

(1) The number of shares listed as beneficially owned by AIM Management Group Inc. includes shares held by certain of its affiliates. Information is as of December 31, 2000 and is derived from a Schedule 13G filed by AIM Management Group Inc. with the Securities and Exchange Commission on January 10, 2001.
(2) The number of shares listed as beneficially owned by Putnam Investments, Inc. includes shares held by certain of its affiliates. Information is as of December 31, 2000, and is derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 20, 2001.
(3) Includes 392,544 shares owned directly by Mr. Rash and options to purchase 194,374 shares granted under the 1997 stock option plan.
(4) The address for Mr. Nolan is 6100 Sears Tower, Chicago, IL 60606. Includes options to purchase 11,383 shares under the 1997 stock option plan.
(5) Includes 12,719 shares owned directly by Mr. Gore and options to purchase 65,010 shares granted under the 1997 stock option plan.
(6) Includes 2,247 shares owned directly by Mr. Rutledge and options to purchase 267,448 shares granted under the 1997 stock option plan.
(7) Includes options to purchase 77,232 shares granted under the 1997 stock option plan.
(8) Includes 3,105 shares owned directly by Mr. Wall and options to purchase 83,823 shares granted under the 1997 stock option plan.
(9) Includes 30,069 shares held of record by Brim Capital Corporation, and options owned by Mr. Brim individually to purchase 25,739 shares under the 1997 stock option plan.
(10) The address of each of Messrs. Rash, Gore, Anderson, Rutledge, Steffy, Dunn and Wall is 105 Westwood Place, Suite 400, Nashville, TN 37027.
(11) Includes 82,500 shares owned directly by Mr. Steffy and options to purchase 25,843 shares granted under the 1997 stock option plan.
(12) Includes options to purchase 13,500 shares under the 1997 stock option plan.
(13) Includes options to purchase 818,502 shares granted under the 1997 stock option plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers and persons who own more than 10% of our common stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. The Securities and Exchange Commission rules also require these officers, directors and shareholders to furnish us with copies of all Section 16(a) reports they file. In the event that these reports are not filed timely, we are required to report in our proxy statement the failure to file the reports during 2000.

         Based solely upon review of the reports furnished to us and written representations that no other reports were required, we believe that the reporting persons have complied with the filing requirements during 2000, except that we have learned that Mr. Brim sold 20,000 shares of our common stock on August 8, 2000. Mr. Brim did not report this sale on a Form 4, but subsequently reported the sale on a Form 5 report filed on February 13, 2001. In addition, Mr. Rutledge sold 21,000 shares of our common stock on September 1, 2000. Mr. Rutledge did not report this sale on a Form 4, but subsequently reported the sale on an amended Form 5 report filed on April 10, 2001.

                             EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid by our company for each of the years ended December 31, 1998, 1999 and 2000 to our Chief Executive Officer and our four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term         All Other
                                                        Annual Compensation (1)             Compensation     Compensation
                                             ------------------------------------------  ------------------  ------------
                                                                                             Securities
Name and Principal Position                  Year           Salary         Annual Bonus  Underlying Options
---------------------------                  ----          --------        ------------  ------------------
Martin S. Rash(2)                            2000          $462,758          $      0          132,716          $167,483
 Chairman of the Board,                      1999           324,006                 0           59,788            19,666
 President, and  Chief                       1998           299,625             1,688                0            24,818
 Executive Officer


Richard D. Gore(3)                           2000          $371,423          $      0          113,548          $108,746
 Vice Chairman of the                        1999           273,006                 0           50,335            19,693
 Board and Chief Financial                   1998           241,689             1,688                0            24,398
 Officer


John M. Rutledge(4)                          2000          $371,254          $      0          106,477          $ 16,688
 Executive Vice President                    1999           271,254                 0           44,150            13,411
 And Chief Operating Officer                 1998           238,005             1,688           60,000            15,030


James T. Anderson(5)                         2000          $286,799          $ 72,500           50,194          $ 16,479
 Senior Vice President                       1999           259,377           275,000           33,104            21,526
 of  Acquisitions and                        1998           243,598            90,000          125,655            32,025
 Development


Howard T. Wall, III(6)                       2000          $267,250          $      0           90,685          $ 13,568
 Senior Vice President,                      1999           234,000                 0           36,726            12,293
 General Counsel and                         1998           213,750             1,688           55,985            11,052
 Secretary

-----------------------

         (1) The perquisites and personal benefits paid to each of the Named Executive Officers was less than $50,000 or 10% of the total salary and bonus reported for the Named Executive Officers, and, therefore, the amount of such other annual compensation is not reported.

         (2) All other compensation for 2000 included contributions by our company of: $5,250 under a 401(k) plan; $13,883 under a supplemental deferred compensation plan; $740 for life insurance; $3,954 for disability insurance; $400 for group life insurance over $50,000; and $143,256 in note forgiveness. All other compensation for 1999 included contributions by our company of: $4,800 under a 401(k) plan; $9,771 under a supplemental deferred compensation plan; $740 for life insurance; $3,932 for disability insurance; and $423 for group life insurance in excess of $50,000. All other compensation for 1998 included contributions by our company of $4,800 under a 401(k) plan; $12,911 under a supplemental deferred compensation plan; $740 for life insurance; $5,587 for disability insurance and $510 for group life insurance in excess of $50,000.

         (3) All other compensation for 2000 included contributions by our company of: $5,250 under a 401(k) plan; $11,143 under a supplemental deferred compensation plan; $5,957 for disability insurance; $450 for group life insurance over $50,000; and $85,946 in note forgiveness. All other compensation for 1999 included contributions by our company of : $4,800 under a 401(k) plan; $8,241 under a supplemental deferred compensation plan; $5,957 for disability insurance; and $695 for group life insurance in excess of $50,000. All other compensation for 1998 included contributions by our company of: $4,800 under a 401(k) plan; $9,969 under a supplemental deferred compensation plan; $8,759 for disability insurance; and $870 for group life insurance in excess of $50,000.

(4) All other compensation for 2000 included contributions by our company of: $5,250 under a 401(k) plan; $11,138 under a supplemental deferred compensation plan; and $300 for group life insurance in excess of $50,000. All other compensation for 1999 included contributions by our company of: $4,800 under a 401(k) plan; $8,188 under a supplemental deferred compensation plan; and $423 for group life insurance in excess of $50,000. All other compensation for 1998 included contributions by our company of: $4,800 under a 401(k) plan; $9,720 under a supplemental deferred compensation plan; and $510 for group life insurance in excess of $50,000.

(5) All other compensation for 2000 included contributions by our company of: $5,250 under a 401(k) plan; $10,779 under a supplemental deferred compensation plan; and $450 for group life insurance in excess of $50,000. Mr. Anderson's annual bonus, unlike the other named executive officers' annual bonuses, is based exclusively on completed acquisitions. All other compensation for 1999 included contributions by our company of: $4,800 under a 401(k) plan; $16,031 under a supplemental deferred compensation plan; and $695 for group life insurance in excess of $50,000. All other compensation for 1998 included $18,440 in loan interest and contributions by our company of:
         $3,525 under a 401(k) plan; $652 for group life insurance in excess of $50,000, $9,408 under a supplemental deferred compensation plan; and $653 for group life insurance in excess of $50,000.

(6) All other compensation for 2000 included contributions by our company of: $5,250 under a 401(k) plan; $8,018 under a supplemental deferred compensation plan; and $300 for group life insurance in excess of $50,000. All other compensation for 1999 included contributions by our company of: $4,800 under a 401(k) plan; $7,071 under a supplemental deferred compensation plan; and $422 for group life insurance in excess of $50,000. All other compensation for 1998 included contributions by our company of: $3,375 under a 401(k) plan; $7,212 under the supplemental deferred compensation plan; and $465 for group life insurance in excess of $50,000.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding grants of stock options under our 1997 stock option plan made to the executive officers listed in the summary compensation table during the year ended December 31, 2000. No stock appreciation rights have been granted under our 1997 stock option plan.

                                                                                                   POTENTIAL REALIZABLE VALUE AT
                               NUMBER OF      PERCENT OF                                              ASSUMED ANNUAL RATES OF
                              SECURITIES    TOTAL OPTIONS                                           STOCK PRICE APPRECIATION FOR
                              UNDERLYING      GRANTED TO       EXERCISE                                   OPTION TERM (2)
                               OPTIONS       EMPLOYEES IN       PRICE         EXPIRATION           -----------------------------
        NAME                   GRANTED       FISCAL YEAR     PER SHARE(1)        DATE                   5%               10%
--------------------          ----------    -------------    ------------     ----------           -----------       -----------
Martin S. Rash                  79,592           4.8%          $13.417       March 1, 2010            $671,588       $1,701,935
                                53,124           3.2            17.250       May 3, 2010               576,312        1,460,488

Richard D. Gore                 67,064           4.0%          $13.417       March 1, 2010            $565,878       $1,434,046
                                46,484           2.8            17.250       May 3, 2010               504,279        1,277,941

John M. Rutledge                66,633           4.0%          $13.417       March 1, 2010            $562,241       $1,424,830
                                39,844           2.4            17.250       May 3, 2010               432,234        1,095,366

James T. Anderson               16,991           1.0%          $13.417       March 1, 2010            $143,368         $363,323
                                33,203           2.0            17.250       May 3, 2010               360,200          912,819

Howard T. Wall, III             57,482           3.5%          $13.417       March 1, 2010            $485,026       $1,229,152
                                33,203           2.0            17.250       May 3, 2010               360,200          912,819

----------------

(1) Based upon the fair market value of our common stock on the date of grant of options, as determined by our board of directors.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any of the executive officers set forth above or any other holder of our company's securities that the actual stock price appreciation over the term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the above executive officers.

OPTION EXERCISES AND YEAR-END VALUES

         The following table provides certain information with respect to the Named Executive Officers concerning the exercise of options during 2000 and with respect to unexercised options at December 31, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                              Number of Securities       Value of Unexercised In-the-
                                                             Underlying Unexercised      Money Options at December 31,
                                                          Options at December 31, 2000               2000(1)
                        Shares Acquired                   ----------------------------   -----------------------------
         Name            on Exercise     Value Realized    Exercisable   Unexercisable   Exercisable     Unexercisable
         ----           ---------------  --------------   ------------   -------------   -----------     -------------
Martin S. Rash                  --                --         105,989          86,515      $2,849,793       $2,153,458
Richard D. Gore                 --                --          88,779          75,104       2,385,412        1,866,796
John M. Rutledge            56,250         $1,418,715        185,830         132,482       5,742,053        3,804,569
James T. Anderson           75,001          1,471,294          6,276         127,676         177,383        3,457,890
Howard T. Wall, III         71,143          1,126,062         29,326          77,677         761,250        2,022,519

-------------------------

(1) Based upon the closing price of the common stock of $39.375 per share as reported on the Nasdaq National Market on December 29, 2000, less the exercise price of the options.

EMPLOYMENT AGREEMENTS

         Our company entered into Senior Management Agreements with Messrs. Rash and Gore effective as of December 17, 1996. Messrs. Rash and Gore are our company's Chief Executive Officer and Chief Financial Officer, respectively, and currently receive annual base salaries determined by our board of directors, which are subject to adjustment by the compensation committee. Mr. Rash's annual base salary may not be less than $250,000 and Mr. Gore's salary may not be less than $175,000. Each will be eligible to receive a bonus each year of up to fifty percent (50%) of his annual base salary for such year, based on the achievement of certain operational and financial objectives. Their employment periods continue until their resignation, disability, or death, or until our board of directors determines that termination of their employment is in our company's interests. In the event that our company terminates Mr. Rash or Mr. Gore without cause or as a result of death or disability, we have agreed to pay each of them an amount equal to twice his annual base salary; provided that such severance payments cease upon acceptance of employment with an entity that owns and operates rural hospitals. Messrs. Rash and Gore have agreed not to compete with our company until the earlier of: (i) termination of their employment for a period of two years in the case of Mr. Rash, or one year in the case of Mr. Gore; and (ii) the consummation of a sale of our company. In addition, Messrs. Rash and Gore have agreed not to solicit our employees following the termination of their employment for a period of two years in the case of Mr. Rash, or one year in the case of Mr. Gore.

SEVERANCE AGREEMENTS

         Our company entered into executive severance agreements with each of our executive officers, effective October 18, 1999. Each of Messrs. Rash, Gore, Rutledge, Anderson and Wall and Ms. Rector have entered into such an agreement. The agreements for Messrs. Rash, Gore, Rutledge, Anderson and Wall provide benefits to such executive officers upon:

         -        termination by our company without cause;

         -        termination by the executive officer with cause; and

         -        termination following a change in control.

In the event that we terminate any of these executive officers without cause or he terminates his employment with us for cause, he will receive an amount equal to 200% of his annual base compensation determined by reference to his base salary in effect at the time of termination. Should the executive officer be terminated within 24 months after a change in control, he will receive:

         - an amount equal to 200% of his annual base compensation determined by reference to his base salary in effect at the time of change in control;

         - an amount equal to 200% of the highest annual bonus that he would be eligible to receive during the fiscal year ending during which the change in control occurs; and

         - continued insurance coverage and fringe benefits for 24 months following the change in control.

         Our company also entered into a similar executive severance agreement with Ms. Rector, effective October 18, 1999, which provides different benefits under the three circumstances previously mentioned. In the event that we terminate Ms. Rector without cause or she terminates her employment with cause, she will receive an amount equal to her annual base compensation determined by reference to her base salary in effect at the time of termination. Should Ms. Rector be terminated within 24 months after a change in control she will receive:

         - an amount equal to her annual base compensation determined by reference to her base salary in effect at the time of change in control;

         - an amount equal to her highest annual bonus that she would be eligible to receive during the fiscal year ending during which the change in control occurs; and

         - continued insurance coverage and fringe benefits for 24 months following the change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No executive officer of our company served as a member of the compensation committee or as a director of any other entity whose executive officer serves as a director of our company.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION


         This report is submitted by the members of the 2000 compensation committee pursuant to the rules adopted by the Securities and Exchange Commission which require disclosure with respect to compensation policies applicable to our company's executive officers, and with respect to the basis for the compensation of Martin S. Rash as our Chief Executive Officer. Generally, the compensation committee is responsible for establishing and administering our company's executive compensation policies and programs within the framework and strategy approved by the board of directors.

Compensation Strategy

         Our company has developed and implemented a compensation strategy designed to improve its ability to attract, retain, and motivate superior executive talent. The foundation of this strategy is a belief that executive and shareholder interests should be aligned through the extensive use of variable compensation opportunities, including both annual and long-term incentives. To this end, our company targets base salaries at the median market level based on comparable positions in comparable organizations, and relies exclusively on annual and long-term incentives to provide total compensation opportunities at the 75th percentile market level when our executives achieve superior performance. This highly-leveraged compensation mix is consistent with other growth companies, and allows for executive compensation levels to move in tandem with changes in shareholder value over time.

Compensation Program

         Our company currently has three primary components to its executive compensation program:

         Base Salary. Our company believes that base salary ranges should reflect the competitive employment market at the 50th percentile (median) for comparable positions in comparable organizations. The company establishes individual base salary levels in accordance with these guidelines, with potential adjustments to reflect any unique roles and responsibilities and/or the performance of the individual. We determine annual increases to base salary by assessing each executive's annual performance, while taking into consideration the salary budget for our company. For the year ended December 31, 2000, aggregate base salary levels for the six executive officers of our company increased from $1,529,643 to $1,932,488, representing an average annual increase in compensation of 26% per officer.

         Annual Incentives. Our company believes that incentive compensation programs should be designed to provide superior pay for superior performance. Accordingly, the company targets total cash compensation levels (base salary plus annual incentives) at the 75th percentile of the competitive market when superior performance is achieved. For the year ended December 31, 2000, Mr. Anderson earned annual incentive compensation awards of $72,500, representing an average incentive equal to 25% of his base salary. Mr. Anderson's annual incentive award was based exclusively on completed acquisitions for our acquisition and development program. With respect to the other executive officers named in the summary compensation table on page 10, their bonuses are based on various other factors, including budgeted earnings and growth targets for our entire company as set in the beginning of each year by the compensation committee. While our company met its own internal earnings and growth targets for 2000, it did not exceed such targets sufficiently to qualify the executive officers named in the summary compensation table on page 10 for an annual bonus for 2000 as provided by the compensation program.

         Target award opportunities for our company's officers under the 2000 annual incentive compensation plan range from 50% to 75% of their respective base salary levels. Actual incentive awards earned under the program can be higher or lower than targeted levels based on actual net income performance at the end of the year relative to budgeted net income performance at the beginning of the year.

         Our Company's annual incentive plan is self-funded. As such, award payments to participants can be made in cash only if the performance level achieved is 100% of target. The Compensation Committee has determined that in certain instances, financial performance below target is deemed to be worthy of reward. Therefore, the annual incentive plan is structured such that award payments for achieved performance of 90%-99% of target are made using our Company's stock options. Because these options are intended to be granted in lieu of a cash bonus, they are immediately exercisable. The exercise price of each option is set at the fair market value of our stock on the date of grant. Each option awarded under the plan in years 2001-2003 (for performance in 2000-2002) will have a standard value of $5.00 per option. In other words, for every $5.00 of cash bonus forgone, a participant will receive a stock option to purchase one share of common stock. This value is based on historical Black-Scholes percentages and the average trading price during 2000. The standard value of options awarded in future three-year periods may differ depending upon the performance of our stock, and various other factors. For the fiscal year ended December 31, 2000, the Compensation Committee granted options to purchase 622,014 shares of common stock in our Company, which, based on the above valuation, were intended to replace 100% of the cash bonuses to which corporate employees would have been entitled if the internal targets had been achieved.

         Long-Term Incentive. Our company believes that the interests of our executives should be aligned with the interests of shareholders through the use of equity-based compensation. Accordingly, the company makes periodic grants of stock options to key executives in order to align compensation opportunities with the creation of shareholder value. During the year ended December 31, 2000, Messrs. Rash, Gore, Rutledge, Anderson and Wall received option grants of 132,716, 113,548, 106,476, 50,194 and 90,685 shares, respectively. This represents approximately 30% of total options granted to all employees during the year ended December 31, 2000.

         We will determine stock option grant levels in 2001 using the Black-Scholes Option Pricing Model and base them on targeting total direct compensation, which is the total cash compensation plus long-term incentives, opportunities at the 75th percentile market levels for comparable organizations.

CEO Compensation in 2000

         The compensation program for our Chief Executive Officer falls within the general compensation strategy, framework, and guidelines established for all our executive officers, with specific compensation levels and award opportunities established by the compensation committee and approved by our board of directors.

         For the year ended December 31, 2000, Mr. Rash's base salary was set at $462,758, representing a 43% increase over his base salary for 1999. This base salary level is believed to be competitive at the 50th percentile for chief executive officers of similarly sized companies in the health care industry, based on the review of published survey sources and peer company data, and reflective of our company's performance.

         For the year ended December 31, 2000, Mr. Rash, like all the other executive officers of our company named in the summary compensation table on page 10 (other than Mr. Anderson), did not receive an annual bonus. While our company met its own internal earnings and growth targets for 2000, it did not exceed such targets sufficiently to qualify the executive officers named in the summary compensation table on page 10 for an annual bonus for 2000, as provided by the compensation program administered by the compensation committee.

Internal Revenue Code Section 162(m)

         The committee believes that all compensation paid to officers of our company during the year ended December 31, 2000 qualified for deductibility under Section 162(m) of the Internal Revenue Code.

                                                  COMPENSATION COMMITTEE

                                                  Winfield C. Dunn, Chairman
                                                  David L. Steffy

                          COMPARATIVE PERFORMANCE GRAPH

         Rules promulgated by the Securities and Exchange Commission require that we include in this proxy statement a line graph that compares the yearly percentage change in cumulative total shareholder return on our company's common stock with (a) the performance of a broad equity market indicator, the CRSP Index for Nasdaq Stock Market (U.S. Companies) (the "Broad Index") and (b) the performance of a published industry index or peer group index, the CRSP Index for hospital companies (SIC 8060-8069) (U.S. Companies) (the "Industry Index"). The following graph compares the yearly percentage change in the return on our common stock since February 11, 1998, the date on which our company's common stock first began trading on the Nasdaq National Market, with the cumulative total return on the Broad Index and the Industry Index. The graph assumes the investment of $100 in our common stock on February 11, 1998, the investment of $100 in the Broad Index and the Industry Index on February 11, 1998, and that with respect to each hypothetical investment, all dividends were reinvested.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDING DECEMBER 31, 2000


                                    [GRAPH]

                                     LEGEND

    Symbol      CRSP Total Returns Index for:                      02/1998      12/1998      12/1999        12/2000
    ------      ----------------------------                       -------      -------      -------        -------
     **         Province Healthcare Company                         100.0        181.6         96.2          299.1
     **         Nasdaq Stock Market (US Companies)                  100.0        129.3        233.6          144.7
     **         NYSE/AMEX/NASDAQ Stocks (SIC 8060-8069 US           100.0         91.8         90.0          158.1
                Companies) Hospitals

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.       The index level for all series was set to $100.0 on 02/11/1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EXECUTIVE NOTES

         In December 1996, Brim, Inc., a predecessor-in-interest by merger to our company, was recapitalized. In connection with the recapitalization, we loaned $112,956 to Mr. Rash and $67,768 to Mr. Gore pursuant to two promissory notes, respectively. We loaned such amounts to Messrs. Rash and Gore to finance a portion of their purchase of our securities pursuant to the recapitalization. On March 14, 2000, our board of directors voted to forgive the indebtedness of Messrs. Rash and Gore on the notes, which included outstanding amounts of principal and interest of $143,255.69 and $84,946.26, respectively.

REGISTRATION AGREEMENT

         In connection with the recapitalization, the stockholders of Brim, Inc. at such time, which we refer to as the original stockholders, entered into a registration agreement with Brim, Inc. The registration agreement provides for certain demand registration rights to the original stockholders and to subsequent holders of the common stock acquired by the original stockholders in connection with the recapitalization. The demand registration rights commence from and after the 180th day after the closing of our initial public offering of securities. The holders of a majority of the registrable securities held by the original stockholders, and their permitted transferees, other than Leeway & Co., are entitled to request two long-form registrations in which we pay all registration expenses and an unlimited number of short-form registrations in which we pay all registration expenses. Such holders also are entitled to request an unlimited number of long-form registrations in which holders of registrable securities pay their pro-rata share of registration expenses. The holders of a majority of the registrable securities held by Leeway & Co., and their permitted transferees, are entitled to request one long-form registration in which we pay all registration expenses and an unlimited number of long-form registrations in which the holders of registrable securities pay their share of registration expenses. We may postpone a demand registration for up to one year under certain circumstances, and we are not required to effect a demand registration within one year of a previous registration in which holders of registrable securities participated without reduction of the number of their included shares.

         The registration agreement also provides that, subject to certain limitations, the original stockholders, and their permitted transferees, may request inclusion of their shares in a registration of securities by us, other than pursuant to the initial public offering of our common stock or a demand registration. We must bear the expenses incurred in connection with the exercise of such piggyback registration rights.

                               GENERAL INFORMATION

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         We must receive shareholder proposals intended to be presented at the 2002 annual meeting of shareholders at our principal executive offices at 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027 no later than December 24, 2001, in order for the proposals to be included in the proxy statement and form of proxy for that meeting.

         The deadline for delivering your notice of a shareholder proposal, other than a proposal to be included in the proxy statement, for the 2002 annual meeting of shareholders will be March 11, 2002, pursuant to Rule 14a-4 under the Securities Exchange Act of 1934. The persons named as proxies in the proxy statement may exercise discretionary voting authority with respect to any matter that is not submitted to us by such date.

COUNTING OF VOTES

         All matters specified in this proxy statement that are to be voted on at the annual meeting will be by written ballot. We will appoint inspectors of election to, among other things:


         - determine the number of shares outstanding, the shares represented at the annual meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

         -        receive votes of ballots;

         - hear and determine all challenges and questions in any way arising in connection with the right to vote; and

         -        count and tabulate all votes and to determine the result.

         Each item presented in this proxy statement to be voted on at the annual meeting must be approved by the affirmative vote of the holders of the number of shares described under each such item. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

         Inspectors of election will treat shares referred to as "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated physically on the proxy that it does not have discretionary authority to vote, inspectors of election will treat those shares as not present and not entitled to vote with respect to that matter, even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters.

MISCELLANEOUS

         We will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of our directors, officers and employees may, without any additional compensation, solicit proxies in person or by telephone.

         Management is not aware of any matters other than those described above that may be presented for action at the meeting. With respect to other matters that properly come before the annual meeting, we intend that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies, subject to the direction of our board of directors.

         We are enclosing a copy of our 2000 annual report to shareholders along with this proxy statement.

         TO OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AVAILABLE TO SHAREHOLDERS FREE OF CHARGE, PLEASE WRITE: MERILYN H. HERBERT, VICE PRESIDENT, INVESTOR RELATIONS, PROVINCE HEALTHCARE COMPANY, 105 WESTWOOD PLACE, SUITE 400, BRENTWOOD, TENNESSEE 37027.


                                          By order of the board of directors,
                                          Howard T. Wall, III, Esq.
                                          Secretary


April 23, 2001

                                                                      APPENDIX A

                                     CHARTER
                                     OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                           PROVINCE HEALTHCARE COMPANY


                               ARTICLE I. PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors of Province Healthcare Company (the "Company") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting and legal compliance; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's finance, accounting and legal policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system regarding finance, accounting and legal compliance, and from time to time report on these matters to the Board of Directors;

         - Select and engage on behalf of the Company and fix the compensation of a firm of independent auditors whose duties it shall be to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which they are appointed, and who shall report to the Audit Committee and the Board of Directors;

         - Review and consider the independence and performance of, and the services provided and fees charged by, the Company's independent auditors, and from time to time report on these matters to the Board of Directors;

         - Provide an open avenue of communication among the independent auditors, management, and the Board of Directors; and

         - Perform such other duties and responsibilities as may be delegated by the Board of Directors from time to time.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article IV of this Charter. The Audit Committee will have the authority to conduct any investigation appropriate to fulfilling its responsibilities contained in this Charter, and it will have the authority to communicate directly with the independent auditors as well as any employee of the Company. The Audit Committee will have the authority to retain, at the Company's expense, special accounting, legal or other consultants or experts it deems necessary in the performance of its duties.

         The Audit Committee is not responsible for preparing the financial statements, implementing or monitoring the effectiveness of internal controls or auditing the financial statements. Management of the Company has the responsibility for preparing the financial statements and implementing internal controls, and the independent auditors have the responsibility for auditing the financial statements. The review of the Company's quarterly and annual financial statements by the Audit Committee is not performed at the same in-depth level as the review and audit performed by the independent auditors.

                             ARTICLE II. COMPOSITION

         Each Audit Committee member shall meet the independence and financial literacy requirements of the Nasdaq Stock Market. By June 14, 2001 and thereafter, the Audit Committee shall be comprised of no less than three directors, the exact number to be determined by the Board of Directors.

INDEPENDENCE REQUIREMENTS

         Each member of the Audit Committee must be an independent director, and be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The independence of an Audit Committee member is determined according to the following definitions and rules of the Nasdaq Stock
Market:

         An "Independent" director means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered
Independent:

         (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (c) a director who is a member of the "Immediate Family" of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. "Immediate Family" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         Notwithstanding the requirements of subparagraphs (a) through (e) above, one director who is not Independent as defined above, and is not a current employee or a member of the Immediate Family of such employee, may be appointed to the Audit Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders, and the Board of Directors discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

FINANCIAL LITERACY REQUIREMENTS

         Each member of the Audit Committee must have a working familiarity with basic finance and accounting practices. This working familiarity with basic finance and accounting practices must be determined in accordance with the following financial literacy definitions and rules of the Nasdaq Stock Market:

         Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or undertake to become able to do so within a reasonable period of time after his or her appointment or election to the Audit Committee.

         The Company will certify to the Nasdaq Stock Market that it has, and will continue to have, at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         Audit Committee members may enhance their familiarity with finance and accounting by participating in seminars, conferences, roundtables and other educational programs conducted by the Company or an outside organization.

ELECTION PROCEDURE

         The members of the Audit Committee will be elected by the Board of Directors at its annual meeting or until their successors are duly elected and qualified. Unless a Chair of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.


                              ARTICLE III. MEETINGS

         The Audit Committee will meet at least four times annually, and more frequently if circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the Chief Financial Officer and Controller, and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these persons believe should be discussed privately. In addition, the Audit Committee, or at least its Chair, should communicate with the independent auditors and management quarterly to review the Company's financial statements and significant findings consistent with Article IV.3 below. These meetings may be in conjunction with the regular meetings of the Audit Committee or otherwise. Meetings may be held in person or by telephone.

                     ARTICLE IV. RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee will:

DOCUMENTS/REPORTS PREPARATION AND REVIEW

1. Review and reassess the adequacy of this Charter periodically, and at least annually, as conditions dictate. If the Audit Committee determines that this Charter needs amendment, it will submit its proposals for amendments to the Board of Directors for approval.

2. Advise the Board of Directors of the Company as to whether the Audit Committee recommends that the Company's audited financial statements be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission ("SEC"). As the basis for this determination, the Audit Committee will, prior to the filing of the Company's Form 10-K:

         - Review and discuss with management the annual audited financial statements of the Company;

         - Discuss those matters communicated by the independent auditors to the Audit Committee as required by Statement of Auditing Standards No. 61 ("SAS 61") as well as the results of the audit;

         - Ensure the receipt of the written disclosures and the letter from the independent auditors regarding the auditors' independence as required by Independent Standards Board Statement No. 1 ("ISB 1"), as such may be modified or supplemented, and discuss with the independent auditors the auditors' independence; and

         - Review any significant disagreements among management and the independent auditors in connection with the preparation of the annual audited financial statements. This review should also include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments.

3. Review and discuss with management the interim financial statements of the Company to be included in each of the Company's quarterly reports on Form 10-Q to be filed with the SEC. Discuss any significant changes to the Company's accounting principles and any matters described in SAS 61 that have been identified by the independent auditors or management in connection with the independent auditors' review of the Company's interim financial statements as required by Statement of Auditing Standards No. 71 ("SAS 71") and that are required to be communicated pursuant to SAS 71. Review any significant disagreements among management and the independent auditors in connection with the preparation of the interim financial statements. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4. Prepare annually, consulting with the Company's legal counsel, a report of the Audit Committee to shareholders as required by the SEC to be included in the Company's annual proxy statement. At a minimum, this report must state whether the Audit Committee has:

         - Reviewed and discussed the audited financial statements with management;

         - Discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

         - Received the written disclosures and the letter from the independent auditors regarding the auditors' independence as required by ISB 1, as it may be modified or supplemented, and has discussed with the independent auditors the auditors' independence; and o Based on the review and discussions noted above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the preceding fiscal year for filing with the SEC.

5. Cooperate with management, the Board of Directors and the Company's legal counsel to certify to the Nasdaq Stock Market that the Audit Committee has adopted a written charter, that the Audit Committee complies with Nasdaq's structure and membership requirements, and that the Audit Committee has performed its annual review and reassessment of the adequacy of the Audit Committee charter.

INDEPENDENT AUDITORS

6. Recommend to the Board of Directors annually the selection of the independent auditors, who are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

7. Consider the independence and effectiveness of the independent auditors, and approve the fees and other compensation to be paid to the auditors.

8. On an annual basis, ensure the receipt of, and review and discuss with the independent auditors all significant relationships included in, the report of the independent auditors to the Audit Committee, as required under ISB 1, to determine if these relationships may impair the independent auditors' independence. In response to this report, review the independence and performance of the independent auditors.

9. Consider whether the provision of any non-audit services by the independent auditors (those services not related to the audit of the annual financial statements or the review of the interim financial statements included in the Company's Form 10-Qs for such year) is compatible with maintaining the auditors' independence.

10. Approve any proposed dismissal of the independent auditors when circumstances warrant.

11. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

FINANCIAL REPORTING PROCESS

12. In consultation with the independent auditors and management, review the integrity of the Company's financial reporting processes, both internal and external.

13. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

14. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors and management. Review the disclosure pertaining to the effects to the Company's auditing and accounting principles and practices of major accounting changes mandated by the SEC.

15. Review and discuss with management and the independent auditors the Company's internal controls regarding finance, accounting and legal compliance. The Audit Committee may request an annual written report from management on the effectiveness of such internal controls.

PROCESS IMPROVEMENT

16. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit if raised by the independent auditors or management, including any restrictions on the scope of work or access to required information.

17. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

OTHER AUDIT COMMITTEE RESPONSIBILITIES

18. Cooperate with management, the Board of Directors and the Company's legal counsel to ensure that the Audit Committee Charter is filed with the SEC at least every three years as an appendix to the Company's proxy statement for its annual meeting of shareholders in accordance with SEC rules and regulations.

19. Cooperate with management, the Board of Directors and the Company's legal counsel to ensure that the Company discloses in its proxy statement for its annual meeting of shareholders whether the Audit Committee members are "Independent" as defined in Article II of this Charter and the Nasdaq Stock Market listing standards, and disclose certain information regarding any director of the Audit Committee who is not "Independent."

20. Review, with the Company's legal counsel, any legal matter that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

21. Perform any other activities consistent with this Charter, the Company's Bylaws and the Delaware General Corporation Law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

22. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                      DETACH CARD

                                          PROXY

                              PROVINCE HEALTHCARE COMPANY

                       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           The undersigned hereby appoints Martin S. Rash and Richard D. Gore, and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock that the undersigned is entitled to vote at our 2000 annual meeting of shareholders, to be held on Wednesday, May 23, 2001, at 9:00 a.m. (Central Daylight Time) at The Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067, and at any adjournment thereof.

       1. Election of Directors. Nominees: Martin S. Rash, Richard D. Gore, Joseph P. Nolan, A.E. Brim, Winfield C. Dunn and David L. Steffy.

         [ ]  FOR Nominees listed                    [ ]  WITHHOLD AUTHORITY to vote for any individual
              (except withheld to the contrary)           nominees. Write name of nominee(s) here:

       -------------------------------------------------------------------------

       2. Proposal to ratify the appointment of Ernst & Young LLP as our company's independent auditors for the fiscal year ending December 31, 2001.
           [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

                                (Continued on reverse side)

    In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

    THIS PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE PROXIES NAMED ON THE REVERSE SIDE WILL VOTE (A) FOR THE ELECTION AS DIRECTORS OF THE AFOREMENTIONED NOMINEES, (B) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR COMPANY'S INDEPENDENT AUDITORS, AND (C) IN ACCORDANCE WITH THE RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                              DATED
                                                   -----------------------------

                                              ----------------------------------
                                              SIGNATURE

                                              ----------------------------------
                                              SIGNATURE, IF HELD JOINTLY

IMPORTANT: Please sign exactly as your name or names appear on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign.

[ ] I EXPECT TO ATTEND THE ANNUAL MEETING.                    [ ] I DO NOT EXPECT TO ATTEND THE ANNUAL MEETING.